UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2007

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28238	54-1521616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

516 Herndon Parkway, Suite A, Herndon, Virginia 20170
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (703) 464-5495

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations

Item 1.01

Entry into a Material Definitive Agreement

On April 12, 2007, Guardian Technologies International, Inc. (the “Company”), held the second of two closings of a private placement of its securities for gross proceeds to the Company of $2,575,000.  Pursuant to the terms of a Securities Purchase Agreement, dated November 3, 2006, investors in the private placement agreed to purchase an aggregate of $5,150,000 of securities, one-half of which were purchased at the first closing held on November 8, 2006, and remaining one-half were to be purchased at a second closing to be held upon the effectiveness of the Company’s registration statement (the “registration statement”) with regard to the shares of the Company’s common stock underlying such securities.  The Company’s registration statement became effective on April 9, 2007.  Midtown Partners & Co., LLC (“Midtown”), acted as placement agent for the offering.  The offering was made exclusively to certain accredited investors pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

Pursuant to the terms of the Securities Purchase Agreement, at the second closing the Company received aggregate gross proceeds, before deduction of certain fees and expenses of the offering, of $2,575,000.  Net proceeds to the Company were approximately $2,265,500, after payment of commissions, fees and expenses of the offering of approximately $309,500.

At the first closing, the Company issued to purchasers an aggregate of $2,575,000 in principal amount of Series A 10% Senior Convertible Debentures due November 7, 2008 (the “Debentures”) and 4,453,707 Series D Common Stock Purchase Warrants (the “Warrants”). At the second closing, on April 12, 2007, the Company issued an aggregate of $2,575,000 in principal amount of the Debentures.  The Debentures issued at the second closing were upon the same terms as the Debentures issued at the first closing except as to their issue date.

Pursuant to the terms of a Placement Agent Agreement, dated July 14, 2006, between the Company and Midtown, at the second closing, the Company paid or issued the following compensation to Midtown for its services as placement agent in connection with the offering: (i) sales commissions in the amount $180,250; (ii) non-accountable expense reimbursement of $25,750.  At the first closing, the Company issued to Midtown Placement Agent’s Warrants to purchase an aggregate of 623,520 shares, one half of such Placement Agent’s Warrants became exercisable November 8, 2007, and the remaining one-half became exercisable April 12, 2007.  The Placement Agent’s Warrants are exercisable at a price of $1.15634 per share for a period of five years from the date they become exercisable subject to anti-dilution and price reset provisions contained in such warrants, contain a piggyback registration right, a cashless exercise provision and are substantially identical to the Warrants issued to purchasers in the offering.

Proceeds of the offering are expected to be used for the purpose of hiring new business development personnel, research and development, registration expenses, repaying $302,000 in loans made to the Company by Mr. Michael W. Trudnak, the Chairman and CEO of the Company, and for general working capital purposes.

The Company filed as Exhibits to its Current Report on Form 8-K filed November 8, 2007, the Purchase Agreement, forms of the Debenture, Warrant, and Registration Rights Agreement issued or entered into with purchasers at closing, the Placement Agent Agreement and the form of the Placement Agent’s Warrant, and the foregoing disclosure is qualified in its entirety by reference thereto. Attached hereto as Exhibit 99.1 and incorporated herein by reference thereto is a press release dated April 12, 2007, regarding the second closing of the foregoing offering.

Section 3 –Securities and Trading Markets

Item 3.02

Unregistered Sales of Equity Securities

On April 12, 2006, the Company issued to ten institutional accredited investors an aggregate of $2,575,000 in principal amount of Series A 10% Senior Convertible Debentures due November 7, 2008, pursuant to a Securities Purchase Agreement, dated November 3, 2007, among the Company and such investors (the “Purchase Agreement”).  The principal amount of the Debentures is convertible into shares of common stock of the Company at a price of $1.15634 per share, subject to anti-dilution and price reset provisions contained in the Debentures. The Company had previously issued an aggregate of 623,520 Placement Agent’s Warrants to Midtown as part of its compensation for services in connection with the private placement, one half of such warrants became exercisable November 8, 2006, the date of the first closing pursuant to the Purchase Agreement, and the remaining one-half became exercisable April 12, 2007, the date of the second closing.  In connection with the second closing, the Company paid commissions and other fees to Midtown in the aggregate amount of $206,000. The disclosure set forth under Item 1.01 of this Form 8-K is incorporated herein by reference thereto and made a part hereof.  The Debentures and Warrants were sold to certain accredited investors in reliance upon the exemption from the registration requirements set forth in Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

Section 8 – Other Events

Item 8.01.

Other Events

On April 12, 2007, the Company held the second closing of private placement pursuant to which it sold an aggregate of $2,575,000 in principal amount of Debentures to ten institutional accredited investors for gross proceeds to the Company of $2,575,000.  The Debentures and Series D Common Stock Purchase Warrants issued at the first closing were sold in reliance upon the exemption from the registration requirements set forth in Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.  A press release regarding the closing and sale of such securities is attached hereto as Exhibit 99.1 and incorporated herein by reference thereto.

Section 9 – Financial Statements and Exhibit

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits.

10.1

Securities Purchase Agreement, dated November 3, 2006, by and among the Company and Certain Purchasers, incorporated by reference to the Company’s Current Report on Form 8-K filed November 8, 2006.

10.2

Form of Series A 10% Senior Convertible Debenture, due November 8, 2008, incorporated by reference to the Company’s Current Report on Form 8-K filed November 8, 2006.

10.3

Form of Registration Rights Agreement by and among the Company and Certain Purchasers, incorporated by reference to the Company’s Current Report on Form 8-K, filed November 8, 2006.

10.4

Form of Series D Common Stock Purchase Warrant Issued to Certain Purchasers, incorporated by reference to the Company’s Current Report on Form 8-K filed November 8, 2006.

10.5

Escrow Deposit Agreement, dated April 10, 2007, filed herewith.

10.6

Placement Agent Agreement, dated July 14, 2006, by and between the Company and Midtown Partners & Co., LLC, incorporated by reference to the Company’s Current Report on Form 8-K filed November 8, 2006.

10.7

Form of Placement Agent’s Warrant issued to Midtown Partners & Co., LLC, and its affiliates, incorporated by reference to the Company’s Current Report on Form 8-K filed November 8, 2006.

99.1

Press Release, dated April 13, 2007, issued by Guardian Technologies International, Inc., filed herewith.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
Date: April 13, 2007	By: /s/ Michael W. Trudnak Chief Executive Officer

28309044.133

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